UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2009

Western Reserve Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-51264	31-1566623

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4015 Medina Road, Medina, Ohio	44256

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  330-764-3131

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 17, 2009, Mr. Michael R. Rose submitted his resignation, effective immediately, from the Boards of Directors of Western Reserve Bancorp, Inc. (the “Company”) and its subsidiary, Western Reserve Bank (the “Bank”).

Mr. Rose expressed his regrets; however, the demands of his business were preventing him from giving his full attention to his duties as a member of the Boards of the Company and the Bank.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Western Reserve Bancorp, Inc.

Date: December 18, 2009	By:	/s/ Cynthia A. Mahl
Cynthia A. Mahl, Executive Vice President and Chief Financial Officer